UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐ Preliminary Information Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒ Definitive Information Statement

VoIP-PAL.COM INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

VoIP-PAL.COM INC.

7215 Bosque Boulevard, Suite 102

Waco, TX 76710-4020

June 30, 2025

Dear Stockholder:

We are furnishing the enclosed information statement to you in connection with a proposal to increase our authorized capital from 9,000,000,000 shares of common stock, par value $0.001, to 10,000,000,000 shares of common stock, par value $0.001 (the “Authorized Capital Increase”). No changes to our authorized preferred stock, which presently consists of 2,000,000 shares, par value $0.01, are being proposed.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Our board of directors reviewed and approved the Authorized Capital Increase by consent resolutions dated June 12, 2025. The holders of a majority of our issued and outstanding stock also approved the Authorized Capital Increase by written consent dated effective June 12, 2025. However, pursuant to applicable securities laws the Authorized Capital Increase will not be effected until at least 20 days after a definitive information statement has been sent to our stockholders who did not previously consent to the Authorized Capital Increase.

By Order of the Board of Directors:

/s/ Emil Malak
Emil Malak
Chief Executive Officer

INFORMATION STATEMENT

Introduction

The holders of a majority of the issued and outstanding stock of VoIP-Pal.Com Inc. (“we”, “our”, “us”) have taken an action by written consent without a meeting, pursuant to Section 78.207 of the Nevada Revised Statutes (the “NRS”), to approve an increase in our authorized capital from 9,000,000,000 shares of common stock, par value $0.001 , to 10,000,000,000 shares of common stock, par value $0.001 (the “Authorized Capital Increase”). The purpose of the Authorized Capital Increase is to provide us flexibility to issue additional shares of our common stock (the “Common Stock”), which management believes will better position us to attract financing.

This information statement is being filed pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provided to our stockholders pursuant to Rule 14c-2 under the Exchange Act.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

We were incorporated under the laws of the State of Nevada and our Common Stock is registered under Section 12(g) of the Exchange Act. Our Common Stock is currently quoted on the OTCQB tier of the OTC Markets under the trading symbol VPLM. We are a fully-reporting Exchange Act company.

Information about us can be found our most recent annual report on Form 10-K for the fiscal year ended September 30, 2024, filed with the Securities and Exchange Commission (the “SEC”). Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov as well as by other means from the offices of the SEC.

We will incur all costs associated with preparing, printing and mailing this information statement.

Item 1. Information Required by Items of Schedule 14A

Date, Time and Place Information

There will not be a meeting of our stockholders to approve the Authorized Capital Increase and we are not required to hold a meeting under the NRS when a corporate action has been approved by the written consent of holders of a majority of our stock entitled to vote on the matter. This information statement is being mailed on or about June 30, 2025 to the holders of our stock as of June 12, 2025.

Dissenters’ Right of Appraisal

Under the NRS, our stockholders do not have dissenters’ rights in connection with the Authorized Capital Increase.

Voting Securities and Principal Holders Thereof

The record date for the determination of stockholders entitled to consent to the Authorized Capital Increase was June 12, 2025 (the “Record Date”). As of the Record Date we had 3,657,305,519 issued and outstanding shares of Common Stock plus 926,438 issued and outstanding shares of Series A preferred stock, par value $0.01. Each share of our Common Stock entitles the holder thereof to one vote per share on any matter that may come before a meeting or vote of our stockholders, while each share of our Series A preferred stock entitles the holder thereof to 1,550 votes per share on any such matter.

The Authorized Capital Increase was approved by the holders of a majority of our stock entitled to vote on the Record Date. The vote required to approve the Authorized Capital Increase was 50% of the shares entitled to vote plus one vote, a simple majority. The actual affirmative vote was 51.94% of the shares.

Under applicable securities laws, we are not permitted to effect the Authorized Capital Increase until at least 20 days after we distribute a definitive information statement to our stockholders who have not previously consented to the corporate action.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the ownership, as of the Record Date, of our Common Stock by each of our directors, by all of our executive officers and directors as a group and by each person known to us who is the beneficial owner of more than 5% of any class of our securities. As of the Record Date there were 3,657,305,519 issued and outstanding shares of our Common Stock and 926,438 issued and outstanding shares of our Series A preferred stock. All persons named have sole or shared voting and investment power with respect to the securities, except as otherwise noted. The number of securities described below includes shares which the beneficial owner described has the right to acquire within 60 days of the date of this information statement.

For purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons, any shares that such person or persons has the right to acquire within 60 days of the date of this information statement is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

Class	Beneficial Owner Information	Number of Shares		Percentage of Class (%)
Common Stock	Emil Malak (1)	2,419,109,945	(2)	40.93
Common Stock	Gavin McMillan (3)	49,100,000	(4)	1.33
Common Stock	Jin Kuang (5)	25,888,235	(6)	0.70
Common Stock	Kevin Williams (7)	106,171,885	(8)	2.83
Common Stock	Dennis Chang (9)	96,647,595	(10)	2.58
Common Stock	Clifton Saylor (11)	215,372,927	(12)	5.73
Common Stock	Austin McDonald (13)	67,561,717	(14)	1.82
	Officers and Directors as a Group	2,979,852,304		55.92
Series A Preferred Stock (15)	Emil Malak (1)	926,438	(16)	100
	Officers and Directors as a Group	926,438		100

(1)	Emil Malak is our Chief Executive Officer and director.

(2)	Includes 76,215,946 shares held by Barbara Baggio, the spouse of Mr. Malak, plus warrants to purchase 2,297,893,999 shares and options to purchase 45,000,000 shares each held by Mr. Malak directly.

(3)	Gavin McMillan is our President.

(4)	Includes 1,600,000 shares, plus warrants to purchase 40,000,000 shares and options to purchase 7,500,000 shares.

(5)	Jin Kuang is our Chief Financial Officer.

(6)	Includes 888,235 shares plus warrants to purchase 25,000,000 shares.

(7)	Kevin Williams is our director.

(8)	Includes 6,171,885 shares, plus warrants to purchase 90,000,000 shares and options to purchase 10,000,000 shares.

(9)	Dennis Chang is our director.

(10)	Includes 1,647,595 shares, plus warrants to purchase 85,000,000 shares and options to purchase 10,000,000 shares.

(11)	Clifton Saylor is our director.

(12)	Includes 87,333,334 shares held by the Saylor Marketing, Inc., Profit Sharing Plan, of which Mr. Saylor is the trustee, 8,629,846 shares held by Mr. Saylor jointly with his spouse, and 19,409,747 shares held by Mr. Saylor directly, plus warrants to purchase 80,000,000 shares and options to purchase 20,000,000 shares each held by Mr. Saylor directly.

(13)	Austin McDonald is our director.

(14)	Includes 6,561,717 shares, plus warrants to purchase 61,000,000 shares.

(15)	Each share of our Series A preferred stock entitles the holder to 1,550 votes per share on any matter that may come before a meeting or vote of our stockholders.

(16)	Represents votes equivalent to 1,435,978,900 shares of our common stock.

Amendment of Charter, Bylaws or Other Documents

We are undertaking the Authorized Capital Increase in order to provide flexibility to issue additional shares of our Common Stock as described above.

The Authorized Capital Increase will be effective upon filing a Certificate of Amendment with the Nevada Secretary of State pursuant to Section 78.209 of the NRS.

Item 2. Statement that Proxys are not Solicited

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Item 3. Interest of Certain Persons in or in Opposition to Matters to be Acted Upon

No director, officer, associate of any director or officer, or any other person, has any substantial interest, direct or indirect, by security holdings or otherwise, in the Authorized Capital Increase that is not shared by all of our stockholders pro rata and in accordance with their respective interests.

Item 4. Proposals by Security Holders

None.

Item 5. Delivery of Documents to Security Holders Sharing an Address

We will deliver only one copy of this information statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of such stockholders.

We undertake to deliver promptly upon written or oral request a separate copy of this information statement to any stockholder at a shared address to which a single copy of the document was delivered. A stockholder can notify us that he or she wishes to receive a separate copy of this information statement or any future Information Statement by writing to us at 7215 Bosque Boulevard, Suite 102, Waco, TX 76710-4020, or by telephoning us at 1-954-495-4600.

Stockholders sharing the same address can also request delivery of a single copy of annual reports to security holders, information statements or Notices of Internet Availability of Proxy Materials if they are receiving multiple of such documents in the same manner.

By Order of the Board of Directors:

Date: June 30, 2025

/s/ Emil Malak
Emil Malak
Chief Executive Officer